Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President of First Financial Fund, Inc. (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/04/07	/S/ STEPHEN C. MILLER

Stephen C. Miller, President
(Principal Executive Officer)

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. . § 1350 and is not being filed as part of Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carl D. Johns, Vice President and Treasurer of First Financial Fund, Inc. (the “Registrant”), certify that:

1.     The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/04/07	/S/ CARL D. JOHNS

Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. . § 1350 and is not being filed as part of Form N-CSR with the Commission.